     As Filed with the Securities and Exchange Commission on July 5, 2000
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                 ____________
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933
                                _______________

                    COMMONWEALTH TELEPHONE ENTERPRISES, INC.
               (Exact Name of Registrant as Specified in Charter)

       PENNSYLVANIA                                            23-2093008
     (State or Other Jurisdiction                            (I.R.S. Employer
       of Incorporation or                                   Identification
       Organization)                                         Number)

                                 100 CTE Drive
                          Dallas, Pennsylvania 18612
                                (570) 631-2700
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)

                   COMMONWEALTH TELEPHONE ENTERPRISES, INC.
                        1997 NON-MANAGEMENT DIRECTORS'
                            STOCK COMPENSATION PLAN
                           (Full title of the plan)

                   John J. Jones, Executive Vice President,
                    General Counsel and Corporate Secretary
                   Commonwealth Telephone Enterprises, Inc.
                                 100 CTE Drive
                          Dallas, Pennsylvania 18612
                    (Name and address of agent for service)

                                (570) 631-2700
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

=========================================================================================================
                                          Proposed             Proposed
 Title of shares to be    Amount to be    maximum              maximum               Amount of
 registered               registered      offering Price per   aggregate offering    registration fee
                                          Share (1)            price (1)
---------------------------------------------------------------------------------------------------------
      Common Stock        100,000          $47.41               $4,741,000            $1,252
      ($1.00 par value)
---------------------------------------------------------------------------------------------------------
=========================================================================================================

(1) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933 (the "Act") on the basis of the last reported price of the registrant's Common Stock on June 30, 2000.

     Pursuant to General Instruction E of Form S-8, this Registration Statement is being filed in order to register additional shares of Common Stock, $1.00 par value per share, of Commonwealth Telephone Enterprises, Inc. (the "Company"), with respect to a currently effective Registration Statement on Form S-8 of the Company relating to Commonwealth Telephone Enterprises, Inc. 1997 Non-Management Directors' Stock Compensation Plan (the "Plan").

     The contents of the Registration Statement on Form S-8 as filed on April 4, 1997, Registration No. 333-24609, are incorporated by reference into this Registration Statement.

Item 8.        Exhibits.

     Exhibit No.    Description
     -----------    -----------

         5          Opinion of John J. Jones, Esquire

        23.1        Consent of Independent Accountants.

        23.2        Consent of John J. Jones, Esquire (included in Exhibit 5)

        24          Power of Attorney (See Signature Page at page 3)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Dallas, Pennsylvania, on June 30, 2000.

                           COMMONWEALTH TELEPHONE ENTERPRISES, INC.


                           By:  /s/ Peter D. Ley
                               --------------------------------------------
                                    Peter D. Ley, Executive Vice President and
                                    Chief Financial Officer, principal financial
                                    officer


                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Peter D. Ley, Michael I. Gottdenker and John J. Jones, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Date:   June 30, 2000             /s/ Michael I. Gottdenker
                                  ------------------------------------------
                                  Michael I. Gottdenker, President and Chief
                                  Executive Officer, principal executive officer


Date:   June 30, 2000             /s/ Peter D. Ley
                                  ----------------------------------------------
                                    Peter D. Ley, Executive Vice President and
                                    Chief Financial Officer, principal financial
                                    officer

Date:   June 30, 2000             /s/ James DePolo
                                  ----------------------------------------------
                                  James DePolo, Executive Vice President and
                                  Chief Operating Officer, principal operating
                                  officer


Date:   June 30, 2000             /s/ Donald P. Cawley
                                  ----------------------------------------------
                                  Donald P. Cawley, Senior Vice President and
                                  Chief Accounting Officer, principal
                                  accounting
                                  officer


Date:   June 30, 2000             /s/ David C. McCourt
                                  ----------------------------------------------
                                  David C. McCourt, Chairman


Date:   June 30, 2000             /s/ James Q. Crowe
                                  ----------------------------------------------
                                  James Q. Crowe, Director


Date:   June 30, 2000             /s/ Stuart E. Graham
                                  ----------------------------------------------
                                  Stuart E. Graham, Director


Date:   June 30, 2000             /s/ Frank M. Henry
                                  ----------------------------------------------
                                  Frank M. Henry, Director


Date:   June 30, 2000             /s/ Richard R. Jaros
                                  ----------------------------------------------
                                  Richard R. Jaros, Director


Date:   June 30, 2000             /s/ Daniel E. Knowles
                                  ----------------------------------------------
                                  Daniel E. Knowles, Director


Date:   June 30, 2000             /s/ Michael A. Adams
                                  ----------------------------------------------
                                  Michael A. Adams, Director


Date:   June 30, 2000             /s/ David C. Mitchell
                                  ----------------------------------------------
                                  David C. Mitchell, Director


Date:   June 30, 2000             /s/ Eugene Roth
                                  ----------------------------------------------
                                  Eugene Roth, Director

Date:   June 30, 2000             /s/ Walter Scott, Jr.
                                  ----------------------------------------------
                                  Walter Scott, Jr., Director


Date:   June 30, 2000             /s/ Timothy J. Stoklosa
                                  ----------------------------------------------
                                  Timothy J. Stoklosa, Director


Date:   June 30, 2000             /s/ John J. Whyte
                                  ----------------------------------------------
                                  John J. Whyte, Director